                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 14, 2005

                             TECHNEST HOLDINGS, INC.
                             -----------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            NEVADA                     000-27023                88-0357272
            ------                     ---------                ----------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)        Identification Number)

                90 GROVE STREET, SUITE 205, RIDGEFIELD, CT 06877
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 431-1611
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                                      INDEX

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

ITEM 5.01 CHANGE IN CONTROL OF THE REGISTRANT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

ITEM 8.01 OTHER EVENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Technest Holdings, Inc. ("Technest", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Technest expectations include the uncertainty regarding Technest ability to repay existing indebtedness, lack of continuing operations, possible inability of Technest to continue in business and other risks detailed from time to time in Technest SEC reports. No assurance can be given that investors of Technest will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

         CAUTIONARY STATEMENT REGARDING LACK OF INFORMATION ABOUT GENEX

Prior to February 14, 2005, Genex, as a privately held company, had not been subject to the reporting requirements of the Exchange Act, and therefore, there is little public information about Genex currently available. While certain information is provided herein, and additional information will become available in due course as Technest complies with its ongoing Exchange Act reporting requirements, the current lack of such information, among other factors, makes an investment in the Company's common stock highly speculative. You should carefully consider all of the information included in this current report and in other filings we make with the Securities and Exchange Commission. In particular, you should consider carefully the factors discussed below under "Risk Factors" before deciding to invest in our common stock.

                                     GENERAL

In this current report on Form 8-K, references to the "Technest" and similar words mean Technest Holdings, Inc., references to "Markland" means Markland Technologies, Inc., and references to "Genex" means Genex Technologies, Inc. unless the context otherwise requires.


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MARKLAND TECHNOLOGIES, INC. ("Markland"), a homeland and defense contractor, is a public company with a class of equity securities registered pursuant to
Section 12(g) of the Exchange Act.

TECHNEST HOLDINGS, INC. ("Technest") is a public company with a class of equity securities registered under Section 12(g) of the Exchange Act. In 2002 and 2003, Technest disposed of all of its operating businesses. Since then, Technest has had no business operations and only minimal assets.

GENEX TECHNOLOGIES, INC., a company incorporated under the laws of the State of Maryland, offers imaging products and complete solutions for three-dimensional
(3D) Imaging and Display, Intelligent Surveillance, and 3D Facial Recognition. Technest intends to continue to use Genex assets for this purpose.

THE INVESTORS are Southridge Partners LP, Southshore Capital Fund Limited, Verdi Consulting, Inc., ipPartners, Inc., DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. and Deer Creek Fund, LP mean (together the "Investors" or individually the "Investor").

                              CERTAIN DEFINED TERMS

For the purposes of this report, the acquisition of a controlling interest in Technest by Markland in exchange for Markland shares is hereafter referred to as the Markland Acquisition.

The acquisition of an interest in Technest by the Investors in exchange for Technest and Markland securities is hereafter referred to as the Investors Financing, and, together with the Markland Acquisition is hereafter referred to as the Investment.

The acquisition of Genex by Technest is hereafter referred to as the Genex Acquisition. The Investment and the Genex Transaction are hereafter collectively referred to as the Transactions.

                               CERTAIN AGREEMENTS

These Transactions are governed by the following agreements dated February 14, 2005 (i) a securities purchase agreement between Markland and Technest (the "Markland Securities Purchase Agreement"); (ii) a securities purchase agreement between Technest and certain existing shareholders of Technest and other parties (the "Investors"), (the "Investors Securities Purchase Agreement"); and (iii) an agreement and plan of merger between Technest, Markland, Genex, MTECH Acquisition, Inc., a Delaware corporation ("MTECH") and Jason Geng, (the "Merger Agreement").

                               REVERSE STOCK SPLIT

In connection with the Transactions, the Board of Directors of Technest and the holders of a majority of the common stock of Technest approved a 1 for 211.18 reverse split (the "Reverse Split"). The Reverse Split will become effective not less than 20 days after a definitive Schedule 14C Information Statement relating to the Reverse Split is mailed to the stockholders of Technest.

                               NOT GOING PRIVATE

Markland intends to hold Technest's common stock as an asset. Markland does not intend to take Technest private.

                                  RISK FACTORS

SET FORTH BELOW ARE A NUMBER OF RISKS ASSOCIATED WITH OUR BUSINESS FOLLOWING CONSUMMATION OF THE TRANSACTIONS. IN ADDITION TO THE FOLLOWING RISKS, AN INVESTOR SHOULD BE MINDFUL THAT BUSINESSES ARE OFTEN SUBJECT TO RISKS NOT FORESEEN BY MANAGEMENT. ACCORDINGLY, IN REVIEWING THIS FORM 8-K, THE READER SHOULD KEEP IN MIND OTHER RISKS THAT COULD BE IMPORTANT. ANY INVESTMENT IN OUR COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. EACH PROSPECTIVE INVESTOR IS URGED TO CAREFULLY CONSIDER THE RISKS AND UNCERTAINTIES DESCRIBED BELOW, IN ADDITION TO THE RISKS SET FORTH ELSEWHERE IN THIS FORM 8-K. WHILE THESE ARE THE RISKS AND UNCERTAINTIES THAT WE BELIEVE ARE MOST IMPORTANT TO CONSIDER, THESE RISKS MAY NOT BE THE ONLY RISKS WHICH OUR COMPANY MAY FACE. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, THE BUSINESS, PROSPECTS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OUR COMPANY WOULD LIKELY SUFFER. IN THESE CIRCUMSTANCES, THE VALUE OF OUR COMMON STOCK COULD DECLINE.

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     RISK RELATED TO BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION

THE CURRENT LACK OF AUDIT FINANCIAL INFORMATION AND CURRENT DESCRIPTION OF THE BUSINESS OF GENEX, AMONG OTHER FACTORS, MAKES AN INVESTMENT IN TECHNEST'S COMMON STOCK HIGHLY SPECULATIVE

Prior to February 14, 2005, Genex, as a privately held company, had not been subject to the reporting requirements of the Exchange Act and, therefore, there is little public information about Genex currently available. While certain information is provided herein, and additional information will become available in due course as Technest complies with its ongoing Exchange Act reporting requirements, the current lack of such information, among other factors, makes an investment in Technest's common stock highly speculative. You should carefully consider all of the information included in this Report and in other filings we make with the Securities and Exchange Commission. In particular, you should consider carefully the factors discussed below under "Risk Factors" before deciding to invest in our common stock.

TECHNEST HAS NO OPERATING HISTORY ON WHICH INVESTORS MAY EVALUATE ITS OPERATIONS AND PROSPECTS FOR PROFITABLE OPERATIONS AND ABILITY TO PRODUCE A RETURN ON GENEX

Technest does not have operating history on which a potential investor may base an evaluation of it and its prospects and ability to operate Genex profitably. If Technest is unable to sustain profitable operations, investors may lose their entire investment in Technest.

TECHNEST HAS A HISTORY OF OPERATING LOSSES AND CANNOT GIVE ASSURANCE OF FUTURE REVENUES OR OPERATING PROFITS; THEREFORE INVESTORS MAY LOSE THEIR ENTIRE INVESTMENT.

Technest has had net operating losses each year since its inception. If Technest continues to suffer losses as it has in the past, investors may not receive any return on their investment and may lose their entire investment.

WE HAVE A WORKING CAPITAL DEFICIT; WE MAY NEED TO RAISE ADDITIONAL CAPITAL TO FINANCE OPERATIONS.

The reports of our independent registered public accounting firms, for fiscal year 2003, includes a going-concern qualification, which indicates an absence of obvious or reasonably assured sources of future funding that will be required by us to maintain ongoing operations. If we are unable to obtain additional funding, we may not be able to continue operations. As a result, you could lose your entire investment. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

OUR INDEPENDENT AUDITORS BELIEVE THERE IS SUBSTANTIAL DOUBT WE CAN CONTINUE AS A GOING CONCERN

Our independent auditors believe there is substantial doubt that we can continue as a going concern which, if true, raises substantial doubt that a purchaser of our common stock will receive a return on his or her investment. As shown in the unaudited financial statements included in our quarterly report on 10-QSB for the period ended September 20, 2004, we had negative working capital of approximately $293,988 and an accumulated deficit of approximately $15,516,410 incurred through September 30, 2004. These factors raise substantial doubt about our ability to continue as a going concern.


IF TECHNEST IS UNABLE TO KEEP UP WITH RAPID TECHNOLOGICAL CHANGES IN ITS FIELD OR COMPETE EFFECTIVELY, TECHNEST WILL BE UNABLE TO OPERATE PROFITABLY.

Technest is engaged in activities in a field, which is characterized by extensive research efforts and rapid technological progress. If Technest fails to anticipate or respond adequately to technological developments, Technest's ability to operate profitably could suffer. Technest cannot assure you that research and discoveries by other companies will not render Technest's technologies or potential products or services uneconomical or result in products superior to those Technest develops, or that any technologies, products or services that Technest develops will be preferred to any existing or newly-developed technologies, products or services.

                                       4
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                     RISKS RELATED TO "CONTROLLED COMPANIES"

MARKLAND CONTROLS TECHNEST

As of February 14, 2004, Markland will control approximately 93% of Technest common outstanding stock. As a result, Markland will have the ability to control all matters submitted to the stockholders of Technest for approval (including the election and removal of Directors) and to control Technest's management and affairs.

This concentration of ownership may have the effect of delaying, deferring or preventing a change in control, impeding a merger, consolidation, takeover or other business combination involving us or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control, which in turn could materially and adversely affect the market price of the common stock.

Minority shareholders of Technest will be unable to affect the outcome of stockholder voting as long as Markland or any other party retains a controlling interest.

TECHNEST'S EXECUTIVE OFFICERS AND DIRECTORS WILL NOT SPEND FULL TIME OPERATING OUR BUSINESS THEREBY POTENTIALLY DELAYING THE DEVELOPMENT OF TECHNEST'S BUSINESS.

Technest's Chief Executive Officer, Chief Financial Officer and one of its Directors are also officers and Directors of other companies, including Markland. As a result, they may not be able to devote their full time to Technest. As a result of their participation in business activities of other companies, their limited attention to Technest may delay the development of Technest's business.

                       RISKS RELATED TO CAPITAL STRUCTURE

SHARES ELIGIBLE FOR FUTURE SALE MAY ADVERSELY AFFECT THE MARKET PRICE OF TECHNEST'S COMMON STOCK, AS THE FUTURE SALE OF A SUBSTANTIAL AMOUNT OF OUTSTANDING STOCK IN THE PUBLIC MARKETPLACE COULD REDUCE THE PRICE OF TECHNEST'S COMMON STOCK.

 Pursuant to the terms of the Merger Agreement and the Registration Rights Agreements executed on February 14, 2005, Technest is obligated to file three
(3) registration statements with the Securities and Exchange Commission within 75-105 days from February 14, 2005. These registration statements will cover the subsequent resale of outstanding any shares of common stock or shares of common stock underlying warrants or preferred stock issued or to be issued in connection with the acquisition of Genex and related transactions. The average daily volume of Technest since January 3 of 2005 is less than 1,800 shares. The market may not be able to absorb all of the shares that Technest expects to register within 75-105 days from February 14, 2005. This may cause the price of Technest to decrease.

IF TECHNEST FAILS TO MAINTAIN EFFECTIVE INTERNAL CONTROLS OVER FINANCIAL REPORTING, THE PRICE OF ITS COMMON STOCK MAY BE ADVERSELY AFFECTED.

Technest's internal controls over financial reporting may have weaknesses and conditions that need to be addressed, the disclosure of which may have an adverse impact on the price of Technest's common stock. Technest is required to establish and maintain appropriate internal controls over financial reporting. Failure to establish those controls, or any failure of those controls once established, could adversely impact Technest's public disclosures regarding Technest's business, financial condition or results of operations. In addition, management's assessment of internal controls over financial reporting may identify weaknesses and conditions that need to be addressed in its internal controls over financial reporting or other matters that may raise concerns for investors. Any actual or perceived weaknesses and conditions that need to be addressed in Technest's internal controls over financial reporting, disclosure of management's assessment of its internal controls over financial reporting or disclosure of Technest' public accounting firm's attestation to or report on management's assessment of Technest's internal controls over financial reporting may have an adverse impact on the price of its common stock.

STANDARDS FOR COMPLIANCE WITH SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002 ARE UNCERTAIN, AND IF TECHNEST FAILS TO COMPLY IN A TIMELY MANNER, ITS BUSINESS COULD BE HARMED AND ITS STOCK PRICE COULD DECLINE.

Rules adopted by the Securities and Exchange Commission pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of Technest's internal control over financial reporting, and attestation of its assessment by Technest's independent registered public accountants. This requirement will first apply to its annual report for fiscal 2005. The standards that must be met

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for management to assess the effectiveness of the internal control over financial reporting are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. Technest may encounter problems or delays in completing activities necessary to make an assessment of its internal control over financial reporting. In addition, the attestation process by Technest's independent registered public accountants is new and Technest may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of its assessment by Technest's independent registered public accountants. If Technest cannot assess its internal control over financial reporting as effective, or its independent registered public accountants are unable to provide an unqualified attestation report on such assessment, investor confidence and share value may be negatively impacted.

TECHNEST DOES NOT FORESEE PAYING CASH DIVIDENDS IN THE FORESEEABLE FUTURE. Technest has not paid cash dividends on its stock and does not plan to pay cash dividends on its stock in the foreseeable future.

WE MAY NOT HAVE ENOUGH SHARES TO COVER THE EXERCISE AND CONVERSION OF WARRANTS AND PREFERRED STOCK

Technest has 442,059,447 shares of common stock outstanding (before the Reverse Split) and 500,000,000 authorized. Technest does not have enough authorized shares to issue to holders of our preferred stock of they elect to convert their shares and the holders of our warrants if they elect to exercise their warrants. In connection with the Transactions, the holders of a majority of our shares of common stock authorized a Reverse Split. This Reverse Split will not take affect until 20 days after an appropriate information statement has been filed with the SEC and mailed to our stockholders. Should we need to issue shares of common stock before then, we will be limited in our ability to do so.


                           RISKS RELATED TO INVESTING
                              IN LOW- PRICED STOCK

IT MAY BE DIFFICULT FOR YOU TO RESELL SHARES OF COMMON STOCK OF TECHNEST IF AN ACTIVE MARKET FOR OUR COMMON STOCK DOES NOT DEVELOP.


Our common stock is not actively traded on a registered securities exchange and we do not meet the initial listing criteria for any registered securities exchange or the NASDAQ National Market System. It is quoted on the less recognized OTC Bulletin Board. This factor may further impair your ability to sell your shares when you want and/or could depress our stock price. As a result, you may find it difficult to dispose of, or to obtain accurate quotations of the price of, our securities because smaller quantities of shares could be bought and sold, transactions could be delayed and security analyst and news coverage of our company may be reduced. These factors could result in lower prices and larger spreads in the bids and ask prices for our shares.

TECHNEST'S COMMON STOCK IS "PENNY STOCK", WITH THE RESULT THAT TRADING OF OUR COMMON STOCK IN ANY SECONDARY MARKET MAY BE IMPEDED.

Due to the current price of our common stock, many brokerage firms may not be willing to effect transactions in our securities, particularly because low-priced securities are subject to SEC rules imposing additional sales requirements on broker-dealers who sell low-priced securities (generally those below $5.00 per share). These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our stock as it is subject to these penny stock rules. Therefore, stockholders may have difficulty selling those securities. These factors severely limit the liquidity, if any, of our common stock, and would likely have a material adverse effect on its market price and on our ability to raise additional capital.

The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the Commission, that:

         (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;

         (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of Securities' laws;


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         (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price;

         (d) contains a toll-free telephone number for inquiries on disciplinary actions;

         (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and

         (f) contains such other information and is in such form, including language, type, size and format, as the SEC may require by rule or regulation.

In addition, the broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with:

         (a) bid and offer quotations for the penny stock;

         (b) the compensation of the broker-dealer and its salesperson in the transaction;

         (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and

         (d) monthly account statements showing the market value of each penny stock held in the customer's account.

Also, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

We cannot predict the extent to which investor interest in our stock or a business combination, if any, will lead to an increase in its market price or the development of an active trading market or how liquid that market, if any, might become.

MARKLAND MAY BECOME AN INVESTMENT COMPANY IF ITS CONTROLLING INTEREST IN TECHNEST FALLS BELOW 51%. IF SO, OUR COMPLIANCE AND REGISTRATION COSTS WILL INCREASE.

If Markland's ownership of Technest ceases to meet the definition of "majority owned subsidiary" as defined by the Investment Company Act of 1940 (the "'40 Act"), Markland could be subject to regulation under the '40 Act. In such event, Markland would be required to register as an investment company and could be expected to incur significant registration and compliance costs and we may become subject to liability under the '40 Act, the Securities Act of 1933 and the Securities Exchange Act of 1934 and rules and regulations adopted thereunder. Compliance with these rules could adversely affect Markland and Technest because it would use management and financial resources.

On February 14, 2004, Markland entered into definitive agreements with Technest, a public company with no revenue and minimal assets and operations, Genex, and the Investors, which resulted in Markland acquiring controlling interests in Technest simultaneous with and conditioned upon the Technest acquisition of Genex. These transactions were completed on February 14, 2004.

                             THE MARKLAND INVESTMENT

GENERAL

Markland's investment in Technest was effected pursuant to the terms of a Securities Purchase Agreement between Markland and Technest, dated February 14, 2005 (the "Markland Securities Purchase Agreement"). A copy of the Markland Securities Purchase Agreement has been filed as Exhibit 2.2 to this current report and incorporated by reference herein.


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In accordance with the terms of the Markland Securities Purchase Agreement, on
February 14, 2005, Technest issued to Markland 412,650,577 shares of its common stock (before the Reverse Split) in exchange for 10,168,764 shares of Markland common stock and Markland agreed to issue shares of common stock upon conversion of Technest's Series B Preferred Stock (which, together with the Technest Series C Preferred Stock and warrants, was sold to the Investors in the Investor Financing described under the heading "Investor Financing" below). The issuance of these securities was not registered under the Securities Act of 1933, as amended (the "Securities Act"), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

Technest used the shares of common stock paid to it by Markland to fund a portion of the merger consideration paid to Jason Geng, the sole shareholder of Genex (described under the heading "Genex Acquisition" below). Markland intends to hold Technest's common stock as an asset. Markland does not intend to take Technest private.

As described below in the description of the Investor Financing, the Technest Series B Preferred Stock will be convertible into Markland common stock upon the earlier to occur of (a) February 14, 2006 or (b) a date which is the first trading day after the date on which Markland common stock has a closing bid price of $2.50 or more for five consecutive trading days. The number of shares to be issued will be determined by dividing the quotient of (a) $5,000,000 divided by the lower of (i) $0.60 and (ii) the market price (as defined in the Merger Agreement) by (b) 1,149,425.

After giving effect to the consummation of the Transactions, Markland beneficially owns approximately 93% of the outstanding shares of Technest's outstanding common stock, on a primary basis, and 39% of Technest's outstanding common stock, on a fully diluted basis. Under SEC rules, Mr. Tarini, the CEO and Director of Markland and Technest, may be deemed to be the indirect beneficial owner of all of the shares of Technest's common stock beneficially owned by Markland. Mr. Tarini disclaims beneficial ownership of these shares.

REGISTRATION OBLIGATIONS

Technest and Markland entered into a Registration Rights Agreement, dated February 14, 2005, in connection with Markland's purchase of Technest common stock. A copy of this agreement has been filed as Exhibit 4.2 to this current report and is incorporated by reference herein.
Technest has agreed to use its best efforts to file a registration statement on Form SB-2 as soon as possible after it receives a request for registration from Markland (or the holder of a majority of the registerable securities if Markland transfers some or all of its shares) and to cause the registration statement to be declared effective. Pursuant to this agreement, Technest also agreed to keep the registration statement effective until the earlier of (a) thirty-six (36) months following the date of the agreement or (b) such time that the securities cease to be registrable securities due to the elimination of their transfer restrictions. Technest may suspend the effectiveness of the registration statement for a period of no more than fifteen (15) consecutive trading days, or an aggregate of thirty (30) trading days, each year. If the number of shares to be registered on the registration statement does not equal the number of Technest shares of common stock acquirable by the holders of the registrable securities, Technest must promptly file a separate registration statement relating to the registrable securities that remain unregistered. In addition, Markland has piggyback registration rights if, within two (2) years following the date of the agreement, Technest chooses to register any of its securities under the Securities Act on an underwritten basis.

LOCK-UP AGREEMENT

Prior to February 14, 2005, Technest was controlled by Garth LLC and Southshore Capital Management Fund Ltd. who owned approximately 73% of the shares of Technest common stock. They have executed and delivered lock-up agreements, substantially in the form attached to this current report as Exhibit 10.4.

Under the terms of these agreements, such shareholders have agreed not to sell or dispose of their Technest common stock until the earlier of six (6) months following the filing of this Form 8-K or the date that the registration statement for the sale of such shares effective. In return, during the lock-up period, Technest agreed to maintain its "reporting status" with the Securities and Exchange Commission, to file all reports that are required to be filed, and to use its best efforts to ensure that the common stock is quoted for public trading on a nationally recognized medium of a certain caliber. These stockholders were also granted piggyback registration rights to include their shares on the next registration statement we file. Technest may waive its obligations under the lock-up agreement if needed to increase the liquidity of, or develop the trading market of, the Technest common stock. These agreements will terminate in the event of certain specified changes in control of Technest.

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MATERIAL RELATIONSHIPS AND INTERLOCKING MANAGEMENT

Mr. Tarini is also one of the Investors and will be the beneficial owner of Technest Series C Preferred Stock, convertible into 30,341,954 shares of Technest common stock, and warrants exercisable for 30,341,954 shares of common stock (in each case before the Reverse Split). If combined, on February 14, 2005, Markland and Mr. Tarini would beneficially own an aggregate of approximately 94% of the outstanding Technest common stock. The Markland Investment in Technest was negotiated by senior management of Markland, including Mr. Tarini. The Markland Investment was approved by a unanimous vote of the Board of Directors of Markland including, Mr. Mackin and Mr. Ducey, neither of whom has an interest in the transaction.

Mr. Tarini is on the Board of Directors of Markland and Technest. He is also the Chief Executive Officer of Markland and Technest. Mr. Mackin is the President of Markland and Technest. Mr. Periera is the Chief Financial Officer of Markland and Technest.

                             THE INVESTOR FINANCING

GENERAL

The Investor Financing was effected pursuant to the terms of a Securities Purchase Agreement, dated February 14, 2005 (the "Investor Securities Purchase Agreement"), between the Investors and Technest. Technest raised $5,000,000 through this financing. The proceeds of this financing were used to fund the acquisition of Genex, pay transactions costs and fund working capital. Although Markland is not a party to the Investor Securities Purchase Agreement, Markland has agreed to issue shares of its common stock upon conversion of Technest Series B Preferred Stock sold under this agreement and to register the resale of such common stock by the Investors. A copy of this agreement has been filed as
Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference.

On February 14, 2005, immediately after the acquisition by Markland of a controlling interest in Technest, the Investors consisting of Southridge Partners LP, Southshore Capital Fund Limited, Verdi Consulting, Inc., ipPartners, Inc., DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. and Deer Creek Fund, LP (collectively, the "Investors") paid $5,000,000 in cash for 1,149,425 shares of Technest Series B Preferred Stock, five-year warrants to purchase up to 242,735,571 shares of Technest common stock for an exercise price of $.0307 per share (before the Reverse Split), and 1,149,425 shares of Technest Series C Preferred Stock convertible into 242,735,571 shares of Technest's common stock (before the Reverse Split). After the Reverse Split, the warrants will be exercisable for 1,149,425 shares of Technest common stock and the Series C Preferred Stock will be convertible into 1,149,425 shares of Technest common stock. These securities were sold in units for a price of $4.35 per unit each.

Each unit consists of one share of Series B Preferred Stock; one share of Series C Preferred Stock and a warrant to purchase up to 211.18 shares of Technest's common stock. Copies of the certificates of designation of the Series B and C Preferred Stock and the form of warrants have been filed as Exhibits 4.7 and 4.8 to this current report on Form 8-K and are incorporated by reference herein.

The issuance and sale of the securities were not registered under the Securities Act, but were made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to "accredited investors" within the meaning of Rule 501 of Regulation D.

The Series B Preferred Stock will be convertible into Markland common stock upon the earlier to occur of (a) February 14, 2006 or (b) a date which is the first trading day after the date on which Markland common stock has a closing bid price of $2.50 or more for five consecutive trading days. The number of shares to be issued will be determined by dividing the quotient of (a) $5,000,000 divided by the lower of (i) $0.60 and (ii) the market price (as defined in the Merger Agreement) by (b) 1,149,425. Market Price means the average closing bid for the 20 previous trading days. Upon conversion, the aggregate number of

Markland common shares held by the holders of Series B Preferred Stock and its affiliates may not exceed 4.999% of the outstanding shares of Markland common stock. The holder may demand a waiver of this limitation but such waiver will not be effective for 65 days after the request, is limited to the holder itself and only allows the holder to hold up to 9.999% of the outstanding Markland common stock. Shares of the Series B Preferred Stock have a liquidation preference of $2.175 per share, may only vote on changes to the rights, privileges and priority of the Series B Preferred Stock, do not accrue dividends, are not redeemable and are convertible into Markland common stock.

The Series C Preferred Stock is convertible at the option of the stockholder at any time. The number of shares of Technest common stock into which each share of Series C Preferred Stock is convertible is determined by dividing $2.175 by the Series C Conversion Price. The Series C Conversion Price is $.0102993 (before the Reverse Split). After the Reverse Split the Series C Conversion Price will be $2.175. Upon conversion, the aggregate number of shares of Technest common stock held by the holder of Series C Preferred Stock and its affiliates may not exceed 4.999% of the outstanding Technest common stock. The holder may demand a waiver of this limitation but such waiver will not be effective for 65 days after the request, is limited to the holder itself and only allows the holder to hold up to 9.999% of the outstanding Technest common stock. Shares of the Series C Preferred Stock have a liquidation preference of approximately $2.175 per share, may only vote on changes to the rights, privileges and priority of the Series C Preferred Stock, receive dividends on an as converted basis whenever dividends are made to the Technest common stock holders, are not redeemable by Technest and are convertible into Technest common stock.

Technest has agreed to issue additional shares of its common stock to the Investors if the units do not have a market value of $6.50 at the end of one year. For each unit an Investor continues to hold on February 14, 2006, Technest will issue to the Investor a number of shares of common stock calculated in accordance with the following formula:

   (Units Held on Reset Date) x [(Adjustment Price) - Combined Market Price)]
   --------------------------------------------------------------------------
                                THNS Market Price

         "ADJUSTMENT PRICE" shall mean $6.525 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares)

         "COMBINED MARKET PRICE" shall mean the THNS Market Price added to the MRKL Market Price.

         "MRKL MARKET PRICE" shall mean the average of the closing bid prices of the Markland common stock during the period beginning ten (10) trading days prior to the reset date and ending ten (10) trading days after the reset date as reported by the OTC Bulletin Board or any similar organization or agency of national recognition succeeding to its functions of reporting prices for the Markland common stock.

         "THNS MARKET PRICE" shall mean the average of the closing bid prices of the Common Stock during the period beginning ten (10) Trading Days prior to the Reset Date and ending ten (10) Trading Days after the Reset Date as reported by the OTC Bulletin Board or any similar organization or agency of national recognition succeeding to its functions of reporting prices for the Common Stock.

REGISTRATION OBLIGATIONS

REGISTRATION OBLIGATIONS OF MARKLAND. The Investors and Markland entered into a Registration Rights Agreement, dated February 14, 2005, pursuant to which Markland has agreed to register 17,000,000 shares of Markland common stock issuable to the holders of the Series B Preferred Stock of Technest, and common stock issuable as liquidated damages for breach of certain covenants contained in the agreement. A copy of this agreement has been filed as Exhibit 4.1 to this current report and is incorporated by reference herein.

Under the terms of this Agreement, Markland has agreed to file a registration statement on Form SB-2 on or before seventy-five (75) days following the closing date of the transaction; use its best efforts to cause the registration statement to be declared effective as promptly as possible thereafter but not later than one hundred thirty-five days following the closing date; and keep the registration statement effective until twenty-four (24) months following the date on the effective day of such registration statement.

The offering will terminate once the registered shares have been sold or may be sold pursuant to Rule 144(k) of the Securities Act without volume restrictions.

Failure to comply with the terms of this agreement will trigger liquidated damages equal to two percent (2%) of the purchase price paid by each holder in connection with the Investors' Investments for each month (and pro rata for any portion of a month prior to the cure of such breach) that Markland fails to meet the relevant filing date, the relevant effective date, or for such failure to keep the registration statement effective. Markland may also pay such liquidated damages by issuing shares of common stock valued at ninety (90%) percent of the average of the trailing five (5) trading days' closing prices before the payment that are the subject of a then-effective registration statement.

If, during the effectiveness period, the number of shares of common stock issuable in lieu of the payment of partial liquidated damages exceeds the number of such shares then-registered in a registration statement, Markland will be required to file a new registration statement, as soon as reasonably practicable but no later than forty-five (45) days following the date on which Markland knows or reasonably should have known that such registration statement is required.

Registration Obligations of Technest.
-------------------------------------

The Investors and Technest entered into a Registration Rights Agreement on February 14, 2005. Pursuant to this agreement, Technest agreed to file with the SEC a Registration Statement covering the resale of all of the common stock issuable upon conversion of the Series C Preferred Stock, (b) all of the common stock issuable upon exercise of the common stock purchase warrants, and (c) common stock, if any, issuable to certain selling stockholders as liquidated damages for breach of certain covenants contained in or as a result of adjustments contemplated by the agreement. Technest agreed to use its best efforts to cause the Registration Statement to be declared effective as promptly as possible thereafter, and to keep the Registration Statement effective until twenty-four (24) months following the date on which the shelf registration becomes effective, unless the shares of common stock covered by the registration statement have been sold or may be sold pursuant to Rule 144(k) of the Securities Act without volume restrictions. Technest will be required to amend this Registration Statement or file an additional Registration Statement as soon as reasonably practicable if the number of shares of common stock issuable in lieu of the payment of partial liquidated damages exceeds the number of such shares then registered in a Registration Statement.

Failure to comply with the terms of this agreement will trigger liquidated damages equal to two percent (2%) of the purchase price paid by each holder in connection with the Investors' Investments for each month (and pro rata for any portion of a month prior to the cure of such breach) that Markland fails to meet the relevant filing date, the relevant effective date, or for such failure to keep the registration statement effective. Markland may also pay such liquidated damages by issuing shares of common stock valued at ninety (90%) percent of the average of the trailing five (5) trading days' closing prices before the payment that are the subject of a then-effective registration statement.

MATERIAL RELATIONSHIPS

With the exception of Deer Creek Fund LP, ipPartners Inc., and Southshore Capital Fund Limited, all of the Investors (i) have been named selling stockholders in Markland's registration statement on Form SB-2 declared effective by the SEC on December 2, 2004 and (i) are either shareholders, officers and/or Directors or Markland. ipPartners, Inc. is a corporation majority owned and controlled by Mr. Tarini, Markland's Chief Executive Officer and Chairman. The Investor Financing was negotiated on behalf of Markland by senior management of Markland, including Mr. Tarini. The Markland Investment was approved by a unanimous vote of the Board of Directors of Markland including, Mr. Mackin and Mr. Ducey, neither of whom has an interest in the transaction.

BROKERS

Greenfield Capital Partners LLC is a registered broker-dealer retained by Technest in connection with the Transactions. For its services, Greenfield Capital Partners LLC. will receive a fee of approximately $650,000. A copy of this Agreement has been filed as an exhibit to this report and is incorporated by reference herein.

                              THE GENEX ACQUISITION

GENERAL

The acquisition of Genex was effected pursuant to an Agreement and Plan of Merger dated February 14, 2005 (the "Merger Agreement"), by and among Markland, Technest, MTECH Acquisition, Inc. ("MTECH"), a wholly-owned subsidiary of Technest, Genex and Jason Geng, the sole stockholder of Genex. A copy of the Merger Agreement is attached as Exhibit2.3 to this current report on Form 8-K and incorporated by reference herein.

In accordance with the terms of the Merger Agreement, on February 14, 2005, MTECH, a wholly-owned subsidiary of Technest, merged with and into Genex, with Genex surviving the merger as a wholly-owned subsidiary of Technest. As a result of the merger, all of the outstanding shares of the capital stock of Genex were automatically converted into the right to receive in the aggregate (i) $3 million; (ii) 10,168,764 shares of Markland's common stock (the shares of Markland common stock issued to Technest in the Markland Investment); and (iii) if earned, contingent payments in the form of additional shares of Technest common stock. In addition, Mr. Geng received a six month unsecured promissory note in the principal amount of $276,317 that pays interest at the rate of 6% per annum. Jason. Geng's share consideration will be adjusted to reflect changes in the closing bid price of Markland common stock in the 10 trading days following February 14, 2005, subject to limitations set forth in the Merger Agreement.

If, following completion of the Transactions, Genex meets specified revenue goals at the end of each of the first three years following February 14, 2005, Technest will pay to Mr. Geng contingent consideration of additional shares of Technest common stock equal to the fair market value of 30% of the difference in Genex's gross revenue during year proceeding the payment and its gross revenue in 2004. Any shares of Technest common stock issued pursuant to this provision of the Merger Agreement will be issued in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(2) of the Securities Act.

In the event that the Intraoral Technologies (as such term is defined in the Merger Agreement) owned by Genex prior to February 14, 2005 are commercialized, Jason Geng shall be entitled to fifty percent (50%) of all profits generated from the Intraoral Technologies for a period of five years following February 14, 2005. Notwithstanding the foregoing, any revenue resulting from the Intraoral Technologies shall be excluded from the calculation of the earn out described in the foregoing paragraph.

Markland, Technest and MTECH, on one hand, and Jason Geng, on the other hand have agreed to indemnify each other for breaches of representations, warranties and failures to perform covenants. Indemnity is available pursuant to the indemnity escrow agreement for any claim by Markland or Technest above $100,000. Jason Geng's liability is limited to the amount in the indemnity escrow fund, set at closing as $2 million of Markland common stock taken from the consideration paid to Jason Geng also on closing. Jason Geng has agreed to indemnify the Technest entities for all losses associated with disputes relating to the title of Genex shares, taxes, ERISA, environmental and intellectual property claims for amounts up to the full consideration for the merger. Jason Geng also agreed to pay Genex for any amount a governmental entity refuses to pay in relation to the DCAA audit currently being conducted. Jason Geng would be reimbursed for any such payment by a release of Markland common stock from the indemnity escrow fund with a fair market value equal to the amount paid to Genex.

REGISTRATION OBLIGATIONS

REGISTRATION OBLIGATIONS OF MARKLAND. Markland entered into a Registration Rights Agreement with Jason Geng, the sole stockholder of Genex, on February 14, 2005, in connection with its issuance to Mr. Geng of shares of Markland common stock in connection with the acquisition of Genex. A copy of this agreement has been filed as Exhibit 4.5 to this current report and is incorporated by reference herein.

Markland has agreed to file a registration statement for the shares of Markland common stock paid to Jason Geng on or before June 1, 2005, plus one day for each day when a registration statement is not effective and available for the resale of common stock issued to the investors in the Securities Purchase Agreement, dated September 21, 2004. Markland has agreed to use commercially reasonable efforts to cause the registration statement to be declared effective by August 1, 2005. Pursuant to the agreement, Markland must also use commercially reasonable efforts to keep the registration statement effective until the date on which Mr. Geng no longer owns any of the registrable securities, unless the shares of common stock have been sold or may be sold pursuant to Rule 144 of the Securities Act without volume restrictions.

REGISTRATION OBLIGATIONS OF TECHNEST. Technest entered into a Registration Rights Agreement with Jason Geng, on February 14, 2005. A copy of this agreement has been filed as Exhibit 4.4 to this current report and is incorporated by reference herein.

Pursuant to this agreement, Technest agreed to file with the SEC a registration statement covering the resale of all of the Technest common stock Technest is ultimately required to issue to Jason. Geng as additional consideration for the sale of his Genex common stock if Genex recognizes gross revenues in excess of a certain dollar amount in each of the three years following Technest's acquisition of Genex, within forty-five (45) days following each of the three yearly determinations of whether earnout payments are due. Technest agreed to use commercially reasonable efforts to cause each registration statement to be declared effective within one hundred five (105) days following each such earnout payment determination. Pursuant to the agreement Technest must also use commercially reasonable efforts to keep each registration statement effective until the date on which Jason Geng no longer holds any of the registrable securities, unless the shares of TEchnest common stock covered by the registration statement have been sold or may be sold pursuant to Rule 144 of the Securities Act without volume restrictions.

LOCK UP AGREEMENTS

Technest and Markland entered into a lock-up agreement with Jason Geng pursuant to which Jason Geng has agreed (a) not to sell or dispose of any of the Markland common stock issued to Jason Geng under the Merger Agreement through July 31, 2005 without the prior written consent of Markland, provided that Jason. Geng may sell or transfer such shares to Markland, Technest or his immediate family members as a bona fide gift, (b) beginning on August 1, 2005, not to sell more than ten percent (10%) of the aggregate Markland common stock in any given thirty (30) day period, and (c) not to sell more than twenty-five percent (25%) of the aggregate Technest common stock that may be issued to him, in any given thirty (30) day period.

GENG EMPLOYMENT AGREEMENT

In connection with this Transaction, Genex entered in to an employment agreement with Jason Geng. Under the terms of the agreement, Jason. Geng will be employed by Genex for a period of three years as the Executive Vice President and Chief Scientist of Genex. Jason. Geng will receive a salary of $300,000 per year and will be eligible to participate in any bonus or incentive compensation plans that may be established by the Board of Directors of Genex, Markland or Technest. The employment agreement provides that Jason. Geng's salary payments and health insurance benefits will continue until the earlier of (a) the date that Jason. Geng has obtained other full-time engagement or (b) twelve (12) months from the date of termination of the engagement, in the event that Genex terminates his engagement without cause (as defined in the agreement) prior to the termination of the agreement or in the event that Jason. Geng terminates his engagement for good reason (as defined in the Agreement). The agreement also provides for a continuation, for the lesser of six months or through the end of the term of the agreement, of Jason. Geng's salary in the event that he becomes permanently disabled during the term of the agreement.

AGREEMENTS WITH BROKERS

Genex Technologies, Inc. entered into an agreement with Ocean Tomo, LLC, on October 17, 2003. The agreement was extended for one year in a subsequent letter from Jason Geng to Ocean Tomo. Under this agreement, Genex has agreed to pay Ocean Tomo as a finder, and in connection to the acquisition by the Company of Genex.

OTHER EFFECTS OF THE ACQUISITION OF GENEX ON MARKLAND

         SUBSTANTIAL DILUTION OF MARKLAND PUBLIC STOCKHOLDERS

Public shareholders of Markland experienced significant dilution as a result of these Transactions. Shares issued by Markland on February 14, 2004 represent [ ]% of Markland outstanding stock on the date of issuance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of February 11, 2005 by:

         o each of the individuals listed on the "Summary Compensation Table" below;
         o        each of our directors, officers and nominees;
         o each person (including any group) who is known by us to own beneficially 5% or more of our Common Stock; and
         o        all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options warrants and any other type of convertible securities held by that person that are currently exercisable or exercisable within 60 days of February 11, 2005, are deemed issued and outstanding. These shares, however, are not deemed outstanding for purposes of computing percentage ownership of each other shareholder. Percentage of ownership is based on 29,408,900 shares of Common Stock outstanding on February 11, 2005.


Except as indicated in the footnotes to this table and subject to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by them. This table also includes shares owned by a spouse as community property.


                            BENEFICIAL OWNERSHIP OF TECHNEST PRIOR TO FEBRUARY 14, 2004
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
                                                     SHARES ISSUABLE                   SHARES ISSUABLE
                                                       PURSUANT TO                       PURSUANT TO
                                                       OPTIONS AND                       OPTIONS AND
                                                         WARRANTS                         WARRANTS
                                                     EXERCISABLE AND                   EXERCISABLE AND
                                                       CONVERTIBLE                       CONVERTIBLE
                                                        SECURITIES                       SECURITIES
                                                    CONVERTIBLE WITHIN               CONVERTIBLE WITHIN
                                                        60 DAYS OF                       60 DAYS OF
                           NUMBER      PERCENT OF   FEBRUARY 14, 2005   PERCENT OF    FEBRUARY 14, 2005   PERCENT OF
                         OF SHARES       CLASS         WITH GIVING         CLASS       WITHOUT GIVING        CLASS
 NAME AND ADDRESS OF    BENEFICIALLY  BENEFICIALLY  EFFECT TO <4.99%    BENEFICIALLY  EFFECT TO <4.99%    BENEFICIALLY
   BENEFICIAL OWNER        OWNED         OWNED          LIMITATION         OWNED         LIMITATION          OWNED
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
MARK ALLEN, Director    1,250,000         4.25              0                0                0                0
90 Grove Street,
Suite 205
Ridgefield, CT 06877
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
ALL CURRENT DIRECTORS   1,250,000         4.25              0                0                0                0
AND EXECUTIVE
OFFICERS AS A GROUP
(MARK ALLEN)
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------

----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
GARTH LLC               5,599,744        19.04         4,956,317.50        30.72         104,924,744         81.50
Citco TTEE Cayman Lt.
Commercial Center
Box 31106 SMB
Grand Cayman, BWI
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
SOUTHSHORE CAPITAL       15,712,661      53.43              0                0                0                0
MANAGEMENT FUND LTD.
Bahamas Financial
Center
Shirley & Charlotte
STS, Box CB-13136
Nassau, Bahamas
Box 30592, Cayside
2nd Floor, Georgetown
Grand Cayman
Cayman Islands, BWI
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------
MILLENNIUM FUND ONE,     2,003,422        6.81              0                0                0                0
LTD.
12 Church Street,
Suite 228
Hamilton, Bermuda
HM11
----------------------- ------------- ------------- ------------------- ------------ -------------------- ------------

                                       15


                             BENEFICIAL OWNERSHIP OF TECHNEST AFTER FEBRUARY 14, 2004
                                     (AFTER GIVING EFFECT TO THE TRANSACTIONS)

                                                     SHARES ISSUABLE                  SHARES ISSUABLE
                                                       PURSUANT TO                       PURSUANT TO
                                                       OPTIONS AND                       OPTIONS AND
                                                         WARRANTS                         WARRANTS
                                                     EXERCISABLE AND                   EXERCISABLE AND
                                                       CONVERTIBLE                       CONVERTIBLE
                                                        SECURITIES                       SECURITIES
                                                    CONVERTIBLE WITHIN               CONVERTIBLE WITHIN
                                                        60 DAYS OF                       60 DAYS OF
                          NUMBER      PERCENT OF     FEBRUARY 14, 2005  PERCENT OF   FEBRUARY 14, 2005    PERCENT OF
                         OF SHARES       CLASS         WITH GIVING         CLASS       WITHOUT GIVING        CLASS
NAME AND ADDRESS OF     BENEFICIALLY  BENEFICIALLY   EFFECT TO <4.9%    BENEFICIALLY  EFFECT TO <4.9%     BENEFICIALLY
   BENEFICIAL OWNER        OWNED         OWNED          LIMITATION         OWNED         LIMITATION          OWNED
   ----------------        -----         -----          ----------         -----         ----------          -----
MARK ALLEN, Director    1,250,000         4.25              0                0                0                0
90 Grove Street,
Suite 205
Ridgefield, CT 06877

ROBERT TARINI, CEO           0             0            3,028,127          0.68          60,683,908          12.07
and Director
54 Danbury Road #207
Ridgefield,
Connecticut 06877


GINO M. PEREIRA, CFO         0             0                0                0                0                0
54 Danbury Road #207
Ridgefield,
Connecticut
06877

JOSEPH P. MACKIN,            0             0                0                0                0                0
President
190 Grove Street
Suite 205
Ridgefield,
Connecticut
06877

ALL CURRENT DIRECTORS   1,250,000         4.25          4,278,127          0.96          61,933,908          12.31
AND EXECUTIVE
OFFICERS AS A GROUP
(MARK ALLEN)

MARKLAND
TECHNOLOGIES, INC.      412,650,577      93.35              0                0                0                0
90 Grove Street,
Suite 201
Ridgefield, CT  06877



                       CHANGE IN CONTROL OF THE REGISTRANT

WE HAVE CALCULATED SEVERAL IMPORTANT VALUES ILLUSTRATING THE EFFECT THAT THE TRANSACTIONS WOULD HAVE ON THE OWNERSHIP INTEREST OF THE PUBLIC STOCKHOLDERS OF TECHNEST. YOU SHOULD BE AWARE THAT THESE PERCENTAGE AMOUNTS ARE SUBJECT TO CHANGE DEPENDING ON THE NUMBER OF SHARES OF PREFERRED STOCK OR WARRANTS THAT WILL BE EXERCISED AND THE NUMBER OF SHARES OUTSTANDING.

Prior to February 14, 2005, Garth LLC and, Southshore Capital Fund Ltd. were the beneficial owners of approximately 73% of the Technest outstanding capital stock and were able, by virtue of such stock ownership, to exercise a significant amount of control over Technest's corporate affairs.

As a result of the Transactions described in this Report, Markland will own approximately 39% of the common stock of Technest on a fully diluted basis. In addition, Robert Tarini, the Chief Executive Officer of Markland is the founder and controlling shareholders of ipPartners, one of the parties to the Investors Securities Purchase Agreement. As a result of his share ownership, Markland will have the ability to exercise a significant amount of control over any matter that requires a vote of our stockholders, including the election of Directors and certain significant corporate transactions.

Robert Tarini, Chairman of the Board and Chief Executive Officer of Technest, is also the Chairman of the Board and Chief Executive Officer of Markland, and, therefore, may be deemed to be the beneficial owner of the shares of our common stock held by under applicable Securities and Exchange Commission rules.


DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT
                             OF PRINCIPAL OFFICERS

On February 14, 2005, upon consummation of the transactions, Robert Tarini, Markland's Chief Executive Officer and Director, was appointed as the Chairman of the Board of Directors and the Chief Executive Officer of Technest, Gino M. Pereira, Markland's Chief Financial Officer of Technest, was appointed as the Chief Financial Officer and Dr. Joseph P. Mackin, Markland's Chief Operating Officer, was appointed as the President of Technest.

BOARD OF DIRECTORS FOLLOWING CONSUMMATION OF THE TRANSACTIONS

The following table contains information regarding the Company's Directors and executive officers following consummation of the Transactions. The name, age and present principal occupation or employment, and material occupations, positions, offices or employment for the past five years, for each of the Directors and executive officers of Technest Directors, are set forth below.

NAME                   AGE      POSITION
---------------------- -------- ------------------------------------------------
Robert Tarini          45       President and Chairman of the Board of Directors

Joseph P. Mackin       57        President

Gino M. Pereira        48       Chief Financial Officer

Mark Allen             41       Director


ROBERT TARINI has served as Markland's Chief Executive Officer since November 14, 2003 and as Markland's Chairman of the Board of directors since December 9, 2002. In April 2003, Mr. Tarini founded Syqwest Inc., a firm which specializes in the design and manufacture of acoustic remote sensing devices utilized in marine and land based applications. In April 2001, Mr. Tarini founded Trylon Metrics Corp., a developer of acoustic remote sensing technology, and acted as President of Trylon from April 2001 to present. In May 2001, Mr. Tarini founded ipPartners Inc. and has served as its President to present. ipPartners Inc.

specializes in the development of acoustic remote sensing devices. Since 1999, Mr. Tarini has served as the chief executive officer of Ocean Data Equipment Corporation, where he oversaw the design and development of a complete line of scientific instruments targeted for geophysical and hydrographic research, and developed a remote sensing technique, which is currently being applied to detecting illicit materials. From June 1982 to July 1990, Mr. Tarini worked at Raytheon, where he designed active sonar and sonar trainers for US and foreign customers which were installed onto every 688 class attack submarine and every SQQ-89 surface ship combat system, in total, over 100 seafaring vessels.

DR. JOSEPH P. MACKIN has been a member of the Board of Directors of Markland since July 13, 2004 and has served as Markland's Chief Operating Officer since December 7, 2004. Dr. Mackin has been with EOIR, one of Markland's wholly-owned subsidiaries, for 4 years and is currently the President of EOIR. Dr. Mackin is responsible for strategic technology development and Homeland Security initiatives as well as a key participant in corporate day-to-day operations at EOIR. He has served on numerous government panels and committees, and was most recently appointed as the Lead Sensor Scientist on the prestigious National Academy of Science study called "ARMY S&T FOR HOMELAND DEFENSE" published in June 2003. Prior to joining EOIR, Dr. Mackin was an Assistant Sensor Systems Group Leader at MIT Lincoln Laboratories where, among other things, he served as the system integration lead for the Smart Sensor Web program. Dr. Mackin holds a PhD in Physics from the Massachusetts Institute of Technology and a BS in Engineering from the United States Military Academy at West Point. He is retired as an officer in the United States Army.

GINO M. PEREIRA has served as Chief Financial Officer of the Company since February 14, 2005. Mr. Pereira has served as Markland's Chief Financial Officer since December 7, 2004. Mr. Pereira currently serves on the Board of Directors of Teletrak Environmental Systems. From 1991 through 2000, Mr. Pereira was employed by CDC Technologies, Inc., located in Oxford, Connecticut. From 1991 through 1998, Mr. Pereira was CDC Technologies' Executive Vice-President and Chief Financial Officer. In 1999, Mr. Pereira assumed the role of Chief Operating Officer of CDC Technologies. Mr. Pereira remained in that role through 2000. In January 2001, Mr. Pereira assumed the position of Chief Operating Officer of CDC Acquisition Corporation, a subsidiary company of Drew Scientific Group plc. Mr. Pereira remained in that position until November 2001, when he became a principal at Interim Management Solutions in Oxford, Connecticut, a position he still holds. During his tenure at Interim Management Solutions, Mr. Pereira has acted as an interim or part-time Chief Financial Officer or Chief Operations Officer for numerous small and emerging companies. In January 2003, Mr. Pereira also became a Managing Director of Kiwi Securities, Inc., an independently owned investment banking firm.

MARK ALLEN, was appointed to the Board of Technest in April 2002. Mr. Allen also serves on the board of directors of Global Matrechs, Inc., a public company with a class of equity securities registered under Section 12 of the Exchange Act. Mr. Allen is also the President and founder of True to Form Lighting, a niche lighting architectural products manufacturer. Mr. Allen's initial career was in the stock brokerage / investment banking industry where he worked for Shearson Lehman / American Express, Paine Webber and A.G. Edwards. In the early 1990's he was Vice President of Corporate Finance and Director of Private Placements of H.J. Myers & Co., an investment-banking firm, where he managed over 20 public equity offerings and established the Private Placements Department.

There are no family relationships between any of the Directors or executive officers.

BOARD COMPOSITION

All Directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Executive officers are elected by the Board of Directors and serve at the discretion of the Board of Directors.

COMMITTEES OF THE BOARD

The Company does not currently have an audit committee. The full Board of Directors serves as the audit committee. The Company has no "audit committee financial expert" on the Board of Directors because, due to a lack of operating activities, it is not deemed necessary to have one. The Company also presently has no compensation or nominating committee, because, due to a lack of operating activities, it is not deemed necessary to have one.

The Board of Directors has established an executive committee consisting of Robert Tarini. This committee has responsibility for the day to day management of the business of Technest.

DIRECTOR COMPENSATION

Directors who are employees or officers of the Company are not currently compensated for their services as directors. The Company reimburses out-of-pocket expenses.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the Company's Directors or officers or their respective associates or affiliates is indebted to the Company.

FAMILY RELATIONSHIPS

There are no family relationships, as such term is defined by Regulation S-B promulgated by the SEC, among the Company's Directors and executive officers.

LEGAL PROCEEDINGS WITH AFFILIATES

As of the date of this current report, there is no material proceeding to which any Director, officer, affiliate or shareholder of the Company is a party adverse to the Company.


ITEM 8.01 OTHER EVENTS

REVERSE SPLIT

The Board of Directors of Technest determined that it is in the best interests of Technest to effect a 1-for-211.18 reverse split of our common stock, with all fractional shares rounded down to the nearest whole number. As required by Nevada law, this corporate action, which may be taken by written consent, must be approved by the holders of a majority of our stock. On February 14, 2005, holders of a majority of Technest's outstanding shares of common stock approved the reverse split.

As a result of the stock split, every 211.18 shares of Technest outstanding common stock will be combined into one share of Technest common stock. Fractional shares will not be issued in connection with the stock split. All fractional shares will be rounded down to the nearest whole and will be cashed out. The stock split will become effective not less than twenty (20) days from the date on which a definitive schedule 14C containing an information statement relating to the stock split is mailed to the stockholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         It is impracticable for the Company to provide the required financial statements at this time. The Company will file the required financial statements by amendment to this report not later than April 30, 2005.

(b)      PRO FORMA FINANCIAL INFORMATION

         It is impracticable for the Company to provide the required pro forma financial information at this time. The Company will file the required financial information by amendment to this report not later than April 30, 2005.


(c)      EXHIBITS

------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
                                                                                                INCORPORATED BY
                                                                                                   REFERENCE
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
NUMBER        DESCRIPTION                                     FILED WITH         FORM             FILING DATE        EXHIBIT
                                                             THIS FORM 8-K                                              NO.
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.1       Securities Purchase Agreement by and among           *
              Technest Holdings, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.2       Securities Purchase Agreement between                *
              Markland Technologies, Inc. and Technest
              Holdings, Inc., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.3       Agreement and Plan of Merger by and between          *
              Technest Holdings, Inc., MTECH Acquisition,
              Inc., Genex Technologies, Inc. and Jason
              Geng, dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.1       Registration Rights Agreement between                *
              Markland Technologies, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP for
              Markland Common Stock, dated February 14,
              2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.2       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Markland
              Technologies, Inc., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.3       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP for
              Technest Series C Preferred Stock and
              Warrants for Technest common stock, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.4       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Jason Geng for
              registration of Earnout Shares, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.5       Registration Rights Agreement between                *
              Markland Technologies, Inc. and Jason Geng,
              dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.6       Form of Technest Common Stock Purchase               *
              Warrant
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.7       Technest Series B Convertible Preferred              *
              Stock Certificate of Designations filed
              with the Secretary of State of Nevada on
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.8       Technest Series C Convertible Preferred              *
              Stock Certificate of Designations filed
              with the Secretary of State of Nevada on
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------


                                       20

    4.9       Promissory Note issued to Jason Geng by              *
              Genex Technologies, Inc., dated February
              14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.1      Escrow Agreement between Markland                    *
              Technologies, Inc., Technest Holdings,
              Inc., Genex Technologies, Inc., Jason Geng,
              and Wilmington Trust Company, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.2      Lock-Up Agreement of Jason Geng, dated               *
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.3      Employment Agreement between Genex                   *
              Technologies, Inc. and Jason Geng, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.4      Lock-up Agreement between Technest                   *
              Holdings, Inc. Garth LLC and  Southshore
              Capital Fund Ltd., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.5      2004 Markland Stock Incentive Plan                                  8-K            June 30, 2004
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.6      Form of Option to be granted under the 2004          *
              Markland Stock Incentive Plan
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.7      Agreement between Genex Technologies, Inc.           *
              and Ocean Tomo
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.8      February 14, 2005 Markland Press Release             *
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TECHNEST HOLDINGS, INC.



                                        By: /s/ Robert Tarini
                                            -------------------------------
                                            Robert Tarini
                                            Director




Date: February 14, 2005


                                  Exhibit Index


------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
                                                                                                INCORPORATED BY
                                                                                                   REFERENCE
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
NUMBER        DESCRIPTION                                     FILED WITH         FORM             FILING DATE        EXHIBIT
                                                             THIS FORM 8-K                                              NO.
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.1       Securities Purchase Agreement by and among           *
              Technest Holdings, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.2       Securities Purchase Agreement between                *
              Markland Technologies, Inc. and Technest
              Holdings, Inc., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.3       Agreement and Plan of Merger by and between          *
              Technest Holdings, Inc., MTECH Acquisition,
              Inc., Genex Technologies, Inc. and Jason
              Geng, dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.1       Registration Rights Agreement between                *
              Markland Technologies, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP for
              Markland Common Stock, dated February 14,
              2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.2       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Markland
              Technologies, Inc., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.3       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP for
              Technest Series C Preferred Stock and
              Warrants for Technest common stock, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.4       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Jason Geng for
              registration of Earnout Shares, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.5       Registration Rights Agreement between                *
              Markland Technologies, Inc. and Jason Geng,
              dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.6       Form of Technest Common Stock Purchase               *
              Warrant
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.7       Technest Series B Convertible Preferred              *
              Stock Certificate of Designations filed
              with the Secretary of State of Nevada on
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.8       Technest Series C Convertible Preferred              *
              Stock Certificate of Designations filed
              with the Secretary of State of Nevada on
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------


                                       20

    4.9       Promissory Note issued to Jason Geng by              *
              Genex Technologies, Inc., dated February
              14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.1      Escrow Agreement between Markland                    *
              Technologies, Inc., Technest Holdings,
              Inc., Genex Technologies, Inc., Jason Geng,
              and Wilmington Trust Company, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.2      Lock-Up Agreement of Jason Geng, dated               *
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.3      Employment Agreement between Genex                   *
              Technologies, Inc. and Jason Geng, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.4      Lock-up Agreement between Technest                   *
              Holdings, Inc. Garth LLC and  Southshore
              Capital Fund Ltd., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.5      2004 Markland Stock Incentive Plan                                  8-K            June 30, 2004
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.6      Form of Option to be granted under the 2004          *
              Markland Stock Incentive Plan
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.7      Agreement between Genex Technologies, Inc.           *
              and Ocean Tomo
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.8      February 14, 2005 Markland Press Release             *
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------